USCF ETF TRUST

USCF MIDSTREAM ENERGY INCOME FUND

SCHEDULE OF INVESTMENTS

AT MARCH 31, 2021 (unaudited)

	% of Total Net Assets	Shares	Market Value
Common Stocks	75.8%
Pipelines	75.8%
Cheniere Energy, Inc.(a)	6.3%	35,937	2,587,823
Enbridge, Inc.	9.0%	102,036	3,714,110
EnLink Midstream LLC(a)	1.0%	96,030	411,969
Equitrans Midstream Corp.	4.1%	204,864	1,671,690
Gibson Energy, Inc.	4.1%	94,578	1,675,818
Hess Midstream LP – Class A	4.6%	84,513	1,894,782
Keyera Corp.	4.4%	86,724	1,802,308
Kinder Morgan, Inc.	8.9%	221,133	3,681,864
ONEOK, Inc.	4.6%	37,488	1,899,142
Pembina Pipeline Corp.	4.6%	66,363	1,913,909
Plains GP Holdings LP – Class A(a)	4.6%	203,907	1,916,726
Targa Resources Corp.	8.4%	108,834	3,455,480
TC Energy Corp.	6.7%	60,555	2,770,391
Williams Cos., Inc. (The)	4.5%	78,012	1,848,104
			31,244,116
Total Common Stocks
(Cost $31,114,635)	75.8%		31,244,116
Master Limited Partnerships	23.5%
Gas	2.8%
Western Midstream Partners LP	2.8%	61,809	1,149,029
Pipelines	20.7%
DCP Midstream LP	1.5%	28,710	621,859
Energy Transfer LP	4.6%	244,761	1,879,764
Enterprise Products Partners LP	8.7%	162,195	3,571,534
Holly Energy Partners LP	0.5%	11,055	211,261
Magellan Midstream Partners LP	1.3%	12,705	550,889
MPLX LP	4.1%	66,528	1,705,113
			8,540,420
Total Master Limited Partnerships
(Cost $9,686,058)	23.5%		9,689,449
Money Market Funds	0.0%
Dreyfus Government Cash Management, Institutional Shares, 0.03%
(Cost $6,696)	0.0%	6,696	6,696
Total Investments
(Cost $40,807,389)	99.3%		40,940,261
Other Assets in Excess of Liabilities	0.7%		276,488
Total Net Assets	100.0%		$41,216,749

(a)	Non-income producing security.

USCF ETF TRUST

USCF MIDSTREAM ENERGY INCOME FUND

SCHEDULE OF INVESTMENTS

AT MARCH 31, 2021 (unaudited) (continued)

Summary of Investments by Country^
United States	71.0%
Canada	29.0
100.0%

Summary of Investments by Sector^
Energy	100.0%
Money Market Fund	0.0
100.0%

^	As a percentage of total investments.